UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2008

Voyant International Corporation

(Exact name of registrant as specified in its charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of	(Commission File	(I.R.S.Employer
incorporation or organization)	Number)	Identification Number)

530 Lytton Ave., 2nd Floor

Palo Alto, CA 94301

 (Address of principal executive offices, Zip code)

(800) 710-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Statements in this Report about our future expectations, plans and prospects, including statements containing the words "expects," “intends,” “plans,” “develop,” “believe,” “may,” “goal,” "will," and similar expressions, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: our ability to reach agreements for transaction for which we are engaged in negotiations and consummate those transactions, counterparties compliance with agreements made with us and other factors in our most recent Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB filed with the SEC. Investors are advised to read our Annual Report, quarterly reports and current reports on Form 8-K filed after our most recent annual or quarterly report. The forward-looking statements herein represent our current views as of the date hereof and we disclaim any obligation to update these forward-looking statements.

On February 29, 2008 Voyant International Corporation (“Voyant” or the “Company”) entered into a $2,000,000 Loan Agreement (“Loan Agreement”) with MapleRidge Insurance Services, Inc. (“MapleRidge”), pursuant to which MapleRidge loaned Voyant $1,000,000 on February 29, 2008 and will loan Voyant an additional $1,000,000 on or before March 30, 2008.  The material terms of the Loan Agreement and related agreements are set forth below in “Item 2.03 — Creation of a Direct Financial Obligation.”

Item 2.03

Creation of a Direct Financial Obligation

On February 29, 2008 (“Closing Date”), Voyant entered into a $2,000,000 Loan Agreement (“Loan Agreement”) with MapleRidge Insurance Services, Inc. (“MapleRidge”).  Pursuant to the Loan Agreement, MapleRidge loaned the Company $1,000,000 on the Closing Date and will loan the Company an additional $1,000,000 (the “Second Advance”) on or before March 30, 2008.  Terms of the transaction are as follows:

•

Interest on the loan is 15% annually (calculated on the basis of the actual number of days elapsed over a year of 360 days), payable on each 30 day anniversary of the Closing Date.

•

The loan is evidenced by a Secured Promissory Note (the “Note”) and secured by all of the assets of the Company, which security interest is evidenced by a Security Agreement.

•

All principal and any accrued but unpaid interest is due on the earlier of October 26, 2008; or the date on which the Company has received an aggregate of $2,500,000 from the sale(s) of its capital stock and/or any options, warrants, calls, rights, commitments, convertible securities and other securities pursuant to which the holder, directly or indirectly, has the right to acquire the Company’s capital stock or equity, from and after the Loan Closing Date, in one or a series of transactions.

In the event of a default under the  Loan Agreement or the Note, the MapleRidge  may declare all amounts owed under the Note due and payable immediately and the interest rate will increase retroactively to the higher of:  the higher of (a) the highest prime rate of interest per annum published in the Money Rate Table of the Western Edition of The Wall Street Journal, as adjusted on a daily basis, plus twelve and one-quarter percent (12.25%) per annum, or (b) twenty five (25.00%) per annum, in either case compounded annually.  The Company may from time to time, on 3 days notice, prepay all or any portion of the Loan without premium or penalty of any type.

In connection with the Loan, the Company paid placement agent and finders fees of $130,000 on the Closing Date and will pay placement agent and finders fees of $130,000 upon the Second Advance.  Use of the net proceeds of the Loan are for general corporate purposes and working capital, and the repayment of an outstanding loan with a principal balance of $150,000 (the “Repaid Loan”), of which $75,000 plus accrued interest was paid on the Closing Date and the balance of which, plus accrued interest, will be paid upon the Second Advance.

After the expiration of the term of the Loan, the MapleRidge may convert amounts due under the Loan to shares of the Company’s Common Stock at $.08852 per share (the “Conversion Price”). The Company may require the MapleRidge to convert the Loan at the Conversion Price at any time provided that the average closing bid price for the Common Stock for a period of 20 consecutive trading days exceeds $.4426.

While any amounts are outstanding under the Loan Agreement or the Note, the Company:

•

will consult with MapleRidge prior to seeking or applying for additional bridge funding, other loans (with the exception of lines of credit obtained for working capital, and trade payables incurred, in the ordinary course of business), other indebtedness, or equity or equity-linked financing, including, without limitation, the sale of any equity securities;

•

will not accept, incur or enter into agreements for any additional bridge funding, other loans (with the exception of lines of credit obtained for working capital, and trade payables incurred, in the ordinary course of business), other indebtedness, or equity or equity-linked financing, including, without limitation, the sale of any equity securities, without either (a) the prior written consent of MapleRidge  or (b) all amounts outstanding under the Loan being paid from the proceeds of such transaction nor create, incur, assume or suffer to exist, without MapleRidge’s prior written consent any secured indebtedness, other than the indebtedness related to the collateral securing the Company’s indebtedness to WAA, LLC (the “WAA Collateral)  or any other indebtedness (other than trade payables arising in the Company’s ordinary course of business) that is in any way senior or superior to the Loan;

•

will not, and will not permit any of its subsidiaries to, directly or indirectly declare or pay any dividend or make any distribution on account of the common stock of the Company or any equity securities of its subsidiaries (other than dividends or distributions payable to the Company) without the prior written consent of MapleRidge ;

•

will not issue any equity securities, unless all amounts outstanding under the Loan are being paid from the proceeds of such issuance or pursuant to securities convertible into equity securities outstanding on the Closing Date;

•

will not merge or consolidate with or into any other corporation or sell or otherwise convey 25% or more of its assets nor engage in any business other than the business conducted by the Company on the Loan Closing Date;

•

will not, in a single transaction or series of related transactions, effect a significant acquisition of any business or entity (for purposes hereof, a “significant” acquisition shall be determined in accordance with Instructions 2, 3 and 4 or Item 2 of Form 8-K of the Securities and Exchange Commission);

•

will not voluntarily prepay in whole or in part, or, if outstanding on the Closing Date, modify, any indebtedness, except the Repaid Loan and trade payables incurred in the ordinary course of business and except that the Company may pay WAA, LLC $50,000 of the Company’s indebtedness to WAA, LLC.

The MapleRidge has the right to declare all of the amounts due under the Note immediately due and payable for any of the following reasons:

•

a breach of any representation, warranty, covenant or other provision of the Loan Agreement, the Note or the Security Agreement, which, if capable of being cured, is not cured within three days following the earlier of (i) notice thereof to the Company and (ii) the Company becoming aware of such breach;

•

the failure to make when due any payment described in the Loan Agreement, the Note or the Security Agreement;

•

the failure of the Company to issue the Warrants to the Lender, and to thereafter comply with the terms thereof;

•

the application for the appointment of a receiver or custodian for the Company or the property of the Company, which application is not dismissed within 60 days;

•

the entry of an order for relief or the filing of a petition by or against the Company under the provisions of any bankruptcy or insolvency law, which petition, in the case of a filing against the Company, is not dismissed within 60 days;

•

any assignment for the benefit of creditors by or against the Company or the Company becomes insolvent.

Pursuant to the Loan Agreement, the Company issued Warrants to the MapleRidge on the Closing Date and will issue Warrants to the MapleRidge upon the Second Advance. The Warrants issued on the Closing Date entitle the holder thereof to purchase 9,037,506 shares of the Company’s common stock at $.11065 per share and 9,037,506 shares of the Company’s common stock at $.16598 per share. The Warrants to be issued upon the Second Advance will entitle the holder thereof to purchase 9,037,506 shares of the Company’s common stock at $.11065 per share and 9,037,506 shares of the Company’s common stock at $.16598 per share. The Warrants are exercisable for a period of five years from the Closing Date.

The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock into which the Warrants are convertible not later than 60 days after the Closing Date and to cause that registration statement to become effective not later than 180 days after the Closing Date. If the Company is advised by legal counsel that the filing of the registration statement may preclude the private placement of securities in a PIPE transaction prior to the effectiveness of the registration statement, the filing deadline will be delayed until within 10 business days following the earlier of (a) the completion of any larger PIPE financing following the Loan and (b) the day on which the Company no longer is so advised that the filing of the registration statement may preclude the private placement of securities in a PIPE transaction. If the Company is late in its obligation to file the registration statement or to cause, for each 30 day period (or portion thereof) that the Company is late in meeting such deadlines, the Company shall issue a warrant for an additional 1% of the number of the shares for which the Warrants are exercisable.

The Company will also include the shares of common stock into which the Warrants are convertible on any other registration statement (other than under a registration statement pursuant to Form S-8 or Form S-4) if all such shares are not covered by an effective registration statement, subject to underwriters discretionary cutbacks in the case of any firmly underwritten public offering.

In connection with the Loan, the Company also issued warrants to purchase 5,784,004shares of its common stock at $.11065 per share to the placement agent and finder on the Closing Date and will issue warrants to purchase 5,784,004 shares of its common stock at $.11065 per share to the placement agent and finder upon the Second Advance.  The warrants issued and to be issued to placement agents and finders have terms and conditions similar to those issued to the MapleRidge. The Company also issued 1,265,251restricted common shares to the placement agent on or about the Closing Date, and will issue 1,265,251restricted common shares to the placement agent upon the Second Advance.

In connection with the Security Agreement, the Company, WAA, LLC and the MapleRidge entered into an Intercreditor Agreement (the “Intercreditor Agreement”) on the Closing Date, pursuant to which WAA and the MapleRidge agreed to share equally the proceeds from any foreclosure on the WAA Collateral and WAA LLC agreed to subordinate its right of repayment to the MapleRidge, except for a permitted payment of $50,000. The Company’s Chief Executive Officer is the sole shareholder of WAA, LLC.

The foregoing summary of the  Loan Agreement, the Note, the Security Agreement, the Intercreditor Agreement and the Warrants is qualified in its entirety by the terms of the  Loan Agreement, the Note, the Security Agreement, the Intercreditor Agreement and the Warrants attached hereto as Exhibits 10.1 through 10.5, respectively, and incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities

The disclosures under Item 2.03 above are incorporated herein by reference.

The issuance of the securities described in Item 1.01 above is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company made this determination based on the representations of the MapleRidge , which included, in pertinent part, that the MapleRidge is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that the MapleRidge was acquiring the Warrant for investment purposes for its own respective accounts and not as a nominee or agent, and not with a view to the resale or distribution thereof, and that the MapleRidge understood that the shares of our common stock underlying the warrant, and the Warrant itself, may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01

Financial Statements and Exhibits

(d)   Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.	Exhibit Description

10.1	Loan Agreement between Registrant and MapleRidge, dated February 29, 2008

10.2	Promissory Note by Registrant to MapleRidge, dated February 29, 2008

10.3	Security Agreement between Registrant and MapleRidge, dated February 29, 2008

10.4	Intercreditor Agreement between WAA, LLC, Registrant and MapleRidge, dated February 29, 2008

10.5	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2008

VOYANT INTERNATIONAL CORPORATION

By:	/s/ Dana Waldman
Dana Waldman
Chief Executive Officer